Exhibit 99.2

NORTHERN TIER ENERGY LP ANNOUNCES PRICING OF

PUBLIC OFFERING OF 11,500,000 COMMON UNITS

RIDGEFIELD, Conn., August 14, 2013 /PRNewswire/ — Northern Tier Energy LP (NYSE: NTI), a Delaware limited partnership (“Northern Tier Energy” or the “Partnership”), announced today that Northern Tier Holdings LLC (the “Selling Unitholder”) will sell, subject to market conditions, 11,500,000 common units representing limited partner interests in the Partnership (the “Offering”) at a price to the public of $22.85 per unit in a registered public offering. In addition, the Selling Unitholder has granted the underwriters a 30-day option to purchase up to an additional 1,725,000 units. The Partnership will not receive any proceeds from the sale of the common units in the Offering and the Offering has no dilutive effect as the number of common units outstanding will remain unchanged after the Offering. The Offering is expected to close August 19, 2013, subject to customary closing conditions.

Barclays Capital Inc., BofA Merrill Lynch, Goldman, Sachs & Co., Citigroup, Credit Suisse Securities (USA) LLC, UBS Securities LLC, Deutsche Bank Securities Inc., and J.P. Morgan Securities LLC are acting as bookrunners for the Offering and Macquarie Capital (USA) Inc. and TPG Capital BD, LLC are acting as co-managers for the Offering.

A shelf registration statement (including a prospectus) for the offering to which this communication relates was previously filed by the Partnership with the U.S. Securities and Exchange Commission (“SEC”) and became effective on August 13, 2013. A preliminary prospectus relating to the offering has been filed with the SEC. The offering will be made only by means of a prospectus supplement and accompanying base prospectus. Copies of the prospectus supplement and the accompanying prospectus relating to these securities may be obtained without charge from:

Barclays Capital Inc. c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, NY 11717 telephone: 888-603-5847 email: barclaysprospectus@broadridge.com	BofA Merrill Lynch 222 Broadway New York, NY 10038 Attention: Prospectus Department email: dg.prospectus_requests@baml.com

Goldman, Sachs & Co.

Attention: Prospectus Department
200 West Street, New York, NY 10282
telephone: 866-471-2526
facsimile: 212-902-9316
email: prospectus-ny@ny.email.gs.com

Credit Suisse Securities (USA) LLC

Attention: Prospectus Department
One Madison Avenue, New York, NY 10010
telephone: 800-221-1037
email: newyork.prospectus@credit-suisse.com

Citigroup

c/o Broadridge Financial Solutions
1155 Long Island Avenue

Edgewood, NY 11717

telephone: 800-831-9146

email: batprospectusdept@citi.com

UBS Securities LLC

Attention: Prospectus Department
299 Park Avenue, New York, NY 10171
telephone: 888-827-7275

Deutsche Bank Securities Inc. Attention: Prospectus Group 60 Wall Street, New York, NY 10005 telephone: 800-503-4611 email: prospectus.CPDG@db.com	J.P. Morgan Securities LLC c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, NY 11717 telephone: 866-803-9204

A registration statement relating to these securities has been filed with, and declared effective by, the Commission. The registration statement is available on the Commission’s web site at http://www.sec.gov under the registrant’s name, “Northern Tier Energy LP.” This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described above, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Northern Tier Energy

Northern Tier Energy is an independent downstream energy company headquartered in Ridgefield, CT with refining, retail, and pipeline operations serving the PADD II region of the United States. Northern Tier Energy was established to own and operate the St. Paul Park Refinery as well as a retail network of SuperAmerica brand convenience stores and a 17% equity interest in the Minnesota Pipe Line.

Forward-Looking Statements

This press release contains certain “forward-looking statements” which reflect our views and assumptions on the date of this press release regarding future events. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. All forward-looking statements speak only as of the date hereof. We undertake no obligation to update or revise publicly any such forward-looking statements. We caution you not to place undue reliance on these forward-looking statements. Please refer to our filings with the Commission for more detailed information regarding these risks, uncertainties and assumptions.

SOURCE Northern Tier Energy LP

For Further Information, Contact:

Alpha IR Group

Phone: (203) 244-6544

Email: NTI@alpha-IR.com